Pro-Forma information acquisition (unaudited)	12 Months Ended
Dec. 31, 2011
Pro-Forma information acquisition (unaudited)

13. Pro-Forma information acquisition (unaudited)

The table below reflects unaudited pro forma results as if the acquisition of oil and gas properties had taken place as of January 1, 2010:

	2010	2011
Total revenue	$2,254,564	$2,756,294

Net income (loss)	$(1,712,241)	$458,553

Net income (loss) applicable to common stockholders	$(1,712,241)	$262,553

Earnings per share:
Basic	$(0.35)	$0.04

Diluted	$(0.35)	$0.04

The unaudited pro forma data gives effect to the actual operating results of the acquired properties prior to the acquisition, adjusted to include the pro forma effect of depreciation, depletion, amortization and accretion based on the purchase price of the properties. The unaudited pro forma results exclude the operating results for the School Creek property that was acquired on July 29, 2011 and sold on August 23, 2011 as discussed further in Note 3. Other pro forma adjustments eliminated gas gathering production costs payable to DNR due to our purchase of the Buff field, and to increase expenses by $15,000 per month for administrative costs incurred under an Operating Agreement with DNR that was effective on October 1, 2011. Pro forma adjustments were recognized to record interest expense on $10.1 million of seller financing from January 1, 2010 through July 29, 2011.